1 Investor Day 2026 June 18, 2026 www.adspipe.com

2 Welcome Allison Justice Director, Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding the Company's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "confident" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials, new tariff and international trade policies, and our ability to pass any increased costs of raw materials and tariffs on to our customers in a timely manner; disruption or volatility in general business, political and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions or doing so within the intended timeframe, including our ability to successfully integrate NDS into our business; risks that the acquisition of NDS may involve unexpected costs, liabilities, risks that the cost savings and synergies from the acquisition of NDS may not be fully realized; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effects of global climate change and any related regulatory responses; our ability to protect against cybersecurity incidents and disruptions or failures of our IT systems; our ability to assess and monitor the effects of artificial intelligence, machine learning, robotics and blockchain or other new approaches to data mining on our business and operations; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to appropriately address any environmental, social or governance concerns that may arise from our activities; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company's filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This presentation includes references to Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Cash Flow Conversion, Leverage, Return on Invested Capital and Organic Net Sales, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA and Free Cash Flow may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by net sales. The Company's definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company's board of directors to assess financial performance and evaluate the effectiveness of the Company's business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company's management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided reconciliations of Adjusted EBITDA to net income.

Free Cash Flow is a non-GAAP financial measure that comprises cash flow from operating activities less capital expenditures. Free Cash Flow is a measure used by management and the Company's board of directors to assess the Company's ability to generate cash. Accordingly, management believes that Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flow from operations after capital expenditures.

Cash Flow Conversion is a non-GAAP financial measure calculated as Cash flows from operations divided by Adjusted EBITDA.

Leverage is a non-GAAP financial measure calculated as net debt divided by the trailing twelve months of Adjusted EBITDA. Net Debt is Total Debt and Finance Lease Obligations less Cash. Management believes leverage provides useful information to investors and others on our ability to fund our liquidity requirements.

Return on Invested Capital ("ROIC") is a non-GAAP financial measure defined as Adjusted EBITDA less Depreciation and Amortization, which is then tax-effected at the Company's effective tax rate, which is then divided by average Invested Capital (Stockholders' Equity, Mezzanine Equity and Net Debt).

Organic Net Sales is a non-GAAP financial measure that represents net sales excluding the impact of acquisitions and is intended to provide a meaningful comparison of sales growth attributable to underlying volume and pricing changes in the Company's continuing operations.

ADS

3

4 Agenda Topic Presenters Welcome Allison Justice Director, Investor Relations A Unique and Compelling Investment Opportunity Scott Barbour President and Chief Executive Officer Accelerating Stormwater Leadership Bret Martz Pat Coyle EVP, Sales EVP, Supply Chain Industry Leading Wastewater Platform Craig Taylor President, Infiltrator Water Technologies Break Innovation & the Future of Water Management Solutions Panelists: Bret Martz, Pat Coyle & Craig Taylor Moderated by Mike Higgins VP, Corporate Strategy & Investor Relations Fiscal ‘30 Vision Scott Cottrill EVP, Chief Financial Officer Q&A

5 INNOVATION STARTS HERE

6 A Unique and Compelling Investment Opportunity Scott Barbour President & CEO

77 Welcome to ADS’ Engineering and Technology Center Material Science Product Development Manufacturing Engineering

8 2018 2022 2026 Market Cap $10B Revenue $3.1B Adj. EBITDA Margin 31.6% Market Cap $8B Revenue $2.8B Adj. EBITDA Margin 24.4% Market Cap $2B Revenue $1.3B Adj. EBITDA Margin 15.8% Go - To - Market Strategy Supply Chain Excellence Innovation & Product Development Go - To - Market Strategy Supply Chain Excellence Go - To - Market Strategy Re - introduction of ADS “Our Reason is Water” + Infiltrator Introduction Differentiated Growth + Resilient Business Model The Journey Of Investments For Growth See appendix for reconciliations of Non - GAAP items. Market Cap is as of 11/15/2018 (Investor Day); 3/10/2022 (Investor Day) and 6/11/2026 for the periods presented. Source: FactSet market data as of 6/11/2026.

9 Non - Residential Construction Residential Construction Infrastructure Construction Agriculture 46% 37% 6% 5%6% StormwaterWastewater 78%22% International Business End Market Pipe Allied 52% 26% 22% Onsite Wastewater Products Revenue $3.1B Adj. EBITDA $963M Adj. EBITDA Margin 31.6% ROIC 18.6% Leverage 1.6x FY26 Highlights Above metrics based on Fiscal Year 2026. See appendix for reconciliations of Non - GAAP items. Advanced Drainage Systems At- A- Glance

10 $2,769 $3,050 FY22 FY26 2% CAGR Sales Growth Target: 10% CAGR Margin Expansion Target: 28% to 29% Free Cash Flow Generation Target: 45% to 50% of Adj. EBITDA • Non - Residential square footage (4%) CAGR • Housing starts (4%) CAGR 24.4% 31.6% FY22 FY26 >700 Bps improvement in Adj. EBITDA Margin 46% 55% FY20-FY22 FY23-FY26 >$1B Returned to Shareholders Market >$3B Capital deployed since FY22 Disciplined Execution Delivering Resilient Results See appendix for reconciliations of Non - GAAP items. Market estimates based on Dodge non - residential square footage starts and U.S. Census Bureau housing starts.

11 Differentiated Growth Story Pure Play Water Exposure Resilient Platform Disciplined Capital Deployment Focused on Delivering Value Unique Investment Opportunity with Multiple Value Creation Levers

12 PUT SIMPLY / // OUR PROMISE To protect and manage water, the world’s most precious resource, safeguarding our environment and communities.

Significant Investment Required to Address U.S. Water Infrastructure Funding Gap

$690B

Estimated funding gap by 2044 based on existing water spending patterns[1]

Stormwater

78% of Revenue

- Flooding costs the U.S between ~$180 - $496B annually[2]
- ~2.5M gallons per day used by large data centers[3]
- In the U.S., 20% of water used by data centers is drawn from already stressed watersheds



61%

of Americans concerned by their wastewater infrastructure[4]

Wastewater

22% of Revenue

- Average U.S. water, wastewater, and stormwater bill increased >10% between 2023-2024
- Despite rate increases, locally generated funds fall short of meeting capital needs and require supplementation



1. American Society of Civil Engineers Report (2025). *A Comprehensive Assessment of America's Infrastructure.* Link
2. U.S Congress Joint Economic Committee Report on Flooding (2024). *Flooding Costs the U.S. Between $179.8 and $496.0 Billion Each Year.* Link
3. JPM Presentation (2024). *The Future of Water Resilience in the U.S.* Link
4. ADS Harris Poll (2024). *The Harris Poll 2024 Stormwater Survey.* Link

ADS

13

14 $16B Total Addressable Market $14B Stormwater Market s 1 $2B Onsite Wastewater Market Expanding the Total Addressable Market to Address More Water Challenges 1. Market estimates are US only, based on management research. Stormwater market includes $1B landscape irrigation market.

15 Best in Class Scale Robust Balance Sheet to Invest Superior Product Portfolio Sales Force & Go - to- Market Strategy Distribution & Logistics Network Customer Excellence & Satisfaction Industry’s Strongest Brands

16 Material Conversion Solutions Package Regulatory Approvals Last Mile Delivery & Strong Distribution Customer Service Digital Tools Innovation & New Products Proactively investing in capacity and commercial excellence to drive sustained above - market growth 8% CAGR ADS Legacy Organic Revenue FY20 to FY26 Strong Organic Growth Driven by Core Businesses See appendix for reconciliations of Non - GAAP items.

Driving Future Organic Growth



Innovation & New Products

~$430M

FY26 Revenue



Distributor Programs & Expansion

~$80M

FY26 Revenue



Partnerships

~$10M

FY26 Revenue

>$40M revenue generated from Engineering and Technology Center product launches since 2024

ADS

Innovation & new products includes products introduced or redesigned since Fiscal Year 2020.

17

18 Acquisition 1 Revenue $550M $300M $100M $50M Procurement Scale $3B TAM Expansion ~$1B In Annual Revenue ~$370M In Annual Adj. EBITDA 2 Material Science & Innovation ~$110M Cost Synergies Synergies Acquisitions Have been a Key Driver of our Evolution 1. Revenue for Infiltrator, Orenco, Jet Polymer, Cultec and River Valley Pipe based on Fiscal 2026 results. Infiltrator includes $5 8 million of reclassed revenue from onsite wastewater products previously sold through ADS. NDS figures are based on management estimates for twelve months ended March 31, 2026. 2. Management estimate.

19 Revenue Synergies Proven track record of synergy realization Cost Synergies NDS: Value Creation Through Synergies SG&A OptimizationManufacturing Procurement $25M expected annually LogisticsRaw Material Costs Improved cross - selling opportunities through complementary existing product lines Increased exposure to new distribution channels Enhanced market capture through end - to- end offering

20 Sustainable Water Management Solutions: 2022

21 Sustainable Water Management Solutions: 2026

22 Intentionally Accelerating Transformation into a Comprehensive Water Management Solutions Provider: FY16 Pipe 74% Allied Products 26% $1.3B Revenue ADS (FY16) ADS ( FY 26) Pipe 52% Wastewater 22% Allied Products + NDS 26% 48% of sales from outside pipe business FY25 $3.1B Revenue Adj. EBITDA Margin 31.6% Cash Flow from Operations $819M Adj. EBITDA Margin 14.5% Cash Flow from Operations $135M 22 Enhancing Resiliency, Growth and Profitability See appendix for reconciliations of Non - GAAP items.

23 $1.7 $2.0 $2.8 $3.1 $2.9 $2.9 $3.1 21.6% 28.6% 24.4% 29.4% 32.1% 30.6% 31.6% FY20 FY21 FY22 FY23 FY24 FY25 FY26 Revenue Margin +1,000 bpsMargin +10.5%Revenue CAGR ~ flatMarket Market estimates based on Dodge non - residential square footage starts, U.S. Census Bureau housing starts & existing home sales, Dodge infrastructure spending dollars. See appendix for reconciliations of Non - GAAP items. We consistently outperform our end markets, translating execution into profitable growth Resilient Platform Through Economic Cycles

24 ~70% of Capital Allocated To Growth Drivers M&A 47% Capital Expenditures 22% Dividends 7% Repurchases 24% >$5B in Capital Allocated FY20 – FY26 Disciplined Capital Allocation Framework

25 Pure - Play Water Exposure • Pure - play water company with leadership position in stormwater and wastewater management • Uniquely positioned in a favorable regulatory environment to address aging water infrastructure across the nation • Deep bench of products and solutions that address the full water cycle • Expanding our total addressable market to capture more of the “water” market Resilient Platform • Well- developed value proposition across stormwater and wastewater markets that proactively addresses customers’ needs • Margin profile improving through mix shift to higher value products • Strong track record in key geographies, indicative of our market leadership • Resilient business model underpinned by commercial excellence, cost management and vertical integration Differentiated Growth Strategy • Driving above market growth through material conversion strategy • Selling solutions to include the package of Allied products • Investing in new product innovation, capacity expansion, and commercial excellence to support organic growth • Investments focused on key geographies where majority of construction activity occurs • Accelerating our platform expansion through targeted M&A opportunities that expand us into new market opportunities Strong Secular Tailwinds Significant Margin Expansion in Challenged Market Above Market Growth Key Investor Day Themes

26 Accelerating Stormwater Leadership Bret Martz EVP, Sales

27 Non - Residential Construction Residential Construction Infrastructure Construction Agriculture 52% 29% 7% 6%7% International Pipe Allied 59% 41% Revenue $2.4B Adj. EBITDA $703M Adj. EBITDA Margin 28.9% Addressable Market FY26 Highlights 1. Sales by Product Category and End Markets is based on expected mix for Fiscal Year 2027, which includes a full year of NDS re sults. See appendix for reconciliations of Non - GAAP items. $14B Product Category End Markets FY27 1 FY27 1 A Leader in Stormwater Management

28 Innovative Stormwater Management Solutions Advancing quality of life through sustainable solutions to water management challenges

29 Market • Aging and underbuilt stormwater infrastructure • Innovative ways for water reuse • More frequent, intense storm events • Protection of water resources from pollution Customer Needs • Total solution, one manufacturer • Maximize land use • Reliable service, delivery and quality • Ease of doing business Innovative Solutions • Simple solutions to complex challenges • Design services and tools • New solutions in emerging applications ( e.g., w ater reuse) Well Positioned to Address Stormwater Management Challenges

Proven and Repeatable Go-to-Market Strategy

Proven market share model leverages best-in-class sales force, technical expertise, and distribution & logistics network to deliver above-market growth and position ADS as the supplier of choice

Approvals

- Works closely with local agencies and State DOT's
- Technical Engineering team leverages research, studies and relationships to develop industry standards and increase regulatory approvals
- Focused on increasing applications and competition

Storm Approvals by State



Most
Many
Some

Acceptance

- Build relationships with civil and other private consulting engineering firms
- Project identification and specification of storm water solutions package on plans, early in the process

~60 Field Engineers

90+ Engineers & Technicians

Coverage

- Develop relationships with contractors and distributors
- Improve market awareness and accelerate conversion

300+ Sales and Engineering Professionals

3,000+ Distributor Partners

Win Rate

- Selling projects vs. taking orders
- Utilizing best-in-class sales CRM for project tracking to ensure products are specified
- High coverage sales model



Arcadia Design Tool | StormTech Design Tool | Nyloplast Design Tool | Pipe Value Tool

ADS

30

Material Conversion Strategy

Driving above market growth in higher value product categories such as HP pipe and Allied products

Plastic pipe continues to take share from traditional materials

- Installs 2x-3x Faster
- 20%+ Less Installed Cost
- Safer to Handle
- Fewer Jobsite Deliveries

Increasing focus on innovation and new product development

Stormwater Revenue vs. Market



ADS:
+79%
Market:
+6%
FY20
FY21
FY22
FY23
FY24
FY25
FY26
Stormwater Revenue
Stormwater Market

Pipe Sales by Product Category



Single Wall
HP
FY 2022
N-12
Single Wall
HP
FY 2026
N-12

Notes:
Stormwater Revenue excludes Agriculture and Retail end markets.
Market estimates based on Dodge non-residential square footage starts, U.S. Census Bureau housing starts and Dodge infrastructure spending dollars.

31

32 FY20 FY21 FY22 FY23 FY24 FY25 FY26 Allied Product Sales Storage growth driven by evolving regulations, new product introductions, and market dynamics Treatment growth driven by evolving regulations and new product introductions Capture growth driven by new product introductions and approvals Convey product growth driven by pipe attachment, distributor programs, and package % of Allied Revenue CAGR 17% 15% 14% 6% Allied Products Drive Growth and Profitability

33 NDS Increases the Breadth and Depth of the Product Portfolio

Opportunity to Increase Participation in New Channels

ADS	Channel	NDS
>80% of revenue	**Waterworks Distribution**: Ferguson, Core & Main, Winsupply, HD Fowler Company, Fortiline Waterworks, STAline Waterworks, Team EJP, LB Water, Iconix Waterworks, Hayes Pipe Supply, Inc., LBM Advantage, LMC, TDG	~10% of revenue
<10% of revenue	**Turf and Irrigation**: SiteOne Landscape Supply, Heritage Wholesalers, Ewing Irrigation & Landscape Supply, Horizon, Virtualrain	~50% of revenue
<10% of revenue	**Retail and E-Commerce**: The Home Depot, Lowe's, amazon, Ace Hardware, Do it Best	~40% of revenue

Cross-selling represents ~$50M opportunity

Notes:
Revenue percentages based on management estimates.

ADS 34

NDS Product Portfolio Complements ADS in Important Markets

Stormwater Management

N-12	HP Storm	Duraslot	Fittings
InsertaTee	Nyloplast	StormTech	Cultec
Separators	Fittings	LID Biofilter	Filters

Catch Basins	Channel Drains	Grates	French Drains

Turf & Landscape Irrigation

Access Boxes	Driplines	Tubing	Outlets
Valves	Adapters	Pro Span	Fittings
Drip Zone Kits	Control Zone Valves & Filters	Saddles	Timers

Single Wall Pipe	N-12	Reg Fittings

ADS (green outline) NDS (blue outline)

//ADS

35

Increasing Participation in Residential Enhanced by NDS Portfolio

Established relationships with national and regional homebuilders, through **dedicated resources** to drive share gains


Residential Market Share
<10%
>25%
FY20
FY26

Diversified exposure in residential market enabling growth through the cycle


R&R / DIY
~50%
Residential Land Development
~50%
Go-Forward Sales Mix


ADS Residential Market Sales
CAGR 12%
FY20
FY21
FY22
FY23
FY24
FY25
FY26

Notes:
Market share based on management estimates.

36

Differentiated Growth Through Expanding and Selling the Package

New + Improved Products


SC-800


Arcadia


EcoStream


Fittings


EcoPure


Flex Dual Wall


Duraslot XL


Universal In-Line Drains


Ag Lift Station

~$300M

FY26 Revenue

Acquired Products + Partnerships


Aquabox


Catch Basins


Grates


Channel Drains


Dura Trench


Cultec


StormGrid

~$110M

FY26 Revenue

//ADS

Notes:
New + improved products includes products introduced or redesigned since Fiscal Year 2020.

37

38 BEST - IN- CLASS CUSTOMER EXPERIENCE

39 Material conversion strategy continues to drive above market growth Allied products growing faster than overall market due to evolving regulations, new product introductions and selling the package Diversification of end markets enables resilient sales model through the cycle Increased focus on innovation and new products Acquisitions expand the package, increase share of wallet with customers and expand into adjacent markets Accelerating Growth Through the Cycle

40 Accelerating Stormwater Leadership Pat Coyle EVP, Supply Chain

41Notes: Metrics above are FY26 results compared to FY20 baseline. Pipe productivity is pounds per machine hour. Structural Improvement in Productivity +10% Pipe Manufacturing Productivity • Improved planning and scheduling • Capital investments Safer Operating Environment 64% Reduction in Safety Incidents • Building safety culture • Automation and capital investments • Training, standard work and safety systems More Efficient Network Footprint • Network optimization • Improved planning and scheduling • Capital investments 12% Manufacturing Square Footage Higher Throughput per Asset +13% Production Pounds per Line • Lean systems • Capital investments • Improved planning and scheduling Strategic capital deployment has eliminated inefficient operations without sacrificing capacity or customer service Scaled Manufacturing Excellence Through the Cycle

42 ~$90M invested since FY20 Strategically expanded capacity across the Southeast to create a more integrated and efficient operating network Investments enhance service levels, improve logistics and distribution efficiency to better support growing customer demand across the region Expanded capacity and network optimization improve flexibility and create a more resilient platform that is better positioned for long - term growth Safety Improvement Capacity Productivity Delivery Performance 81% +42% +18% +40% Accelerating Growth through Investments in Capacity Spotlight: Southeast

Investing in Automation and Capacity to Enable Growth of Allied Products

Spotlight:
New Miami, OH

~$20M
invested since FY20

- Upgraded equipment and processes at primary fittings manufacturing location in New Miami, OH
- Produces ~7M parts annually, representing ~$120M revenue
- Aged equipment and highly manual processes, including high risk of injury at end of line
- Invested in automation and new lines to reduce touchpoints and convert to safer processes
- Brought outsourced manufactured products in-house

75% Safety Improvement	**+25%** Capacity
-14% Headcount	**+14%** Delivery Performance

//ADS

43

44 ~$40M invested since FY20 • Incorporating recycled material results in significant cost advantage as cost of recycled material is 10% to 20% less expensive on average • Network optimization - three recycling facilities in the ADS network, closed a high - cost facility in Midwest in FY26 • $30M investment in the Southeast to increase capacity and capabilities of recycled operations Spotlight: ADS Recycling Vertically Integrated Recycling Capabilities Safety Improvement Capacity Production Cost 48% +10% - 30% - 15% Recycling Square Footage

45 INDUSTRY LEADING LOGISTICS CAPABILITIES

46 ~$170M invested since FY20 Trucks Trailers Maintenance Cost ADS fleet is both a key service for customers and significant competitive advantage 600 1,100 - 25%46% Safety Improvement Differentiated Logistics Platform is a Competitive Advantage Investment dollars include capital expenditures and finance leases.

47 Changing the way we do business • Order automation • Process flow improvement • Inventory visibility • Integrated functionality • Improved communication Raising the Bar for Our Customers Delivery Performance Order Processing Time +92% - 71% Improving the Customer Experience ~$20M invested since FY20

Key Stormwater Themes

Pure-Play Water Exposure

- Scaled market leading position in stormwater
- Comprehensive portfolio covering the full stormwater lifecycle
- Strong secular tailwinds from aging infrastructure, increasingly severe storm events and growing focus on water protection
- Broad, diversified end market exposure

Strong Secular Tailwinds

Differentiated Growth Strategy

- Material conversion driving above market growth
- Best-in-class go to market engine enabling specification-driven sales
- Expanding the solutions package with fast-growing allied products portfolio
- NDS acquisition brings opportunity for channel expansion and cross-selling

Above Market Growth

Resilient Platform

- Diversified and cycle-resilient model
- Manufacturing excellence and productivity gains
- Strategic capacity, automation, and logistics investments driving service and efficiency
- Vertically integrated recycling platform delivering structural cost advantage

Performance at Scale

ADS

48

49 Industry Leading Wastewater Platform Craig Taylor President, Infiltrator

50 Revenue $653M Adj. EBITDA $311M Adj. EBITDA Margin 43.6% Addressable Market FY26 Highlights Metrics based on Fiscal Year 2026. See appendix for reconciliations. $2B Product Category End Markets Non - Residential Construction Residential Construction 11% 89% Advanced Treatment Dispersal 24% 57% 19% Collection A Leader in Wastewater Management

51 Sustainably recharging groundwater through innovative solutions Innovative Wastewater Management Solutions

52 Market • 4M homes underbuilt • Average home age >40 years • 32M systems aging out • Centralized sewer capacity overburdened Customer Needs • Efficient use of land • Upgraded advanced treatment systems to meet requirements • Cost effective products • Alternative solutions to centralized sewer Innovative Solutions • Market leading provider for all residential onsite products • Engineered systems designed to meet varying customer needs • Solutions that recharge depleted groundwater Well Positioned to Address Wastewater Challenges

53 Collection Treatment Dispersal Our leading product portfolio in the wastewater management industry allows us to drive conversion and sell the whole package AX20 ECOPOD Edge AX - Max OmniMAX IM- 1250 IM- 1530 IM- 300 IM- 540 CM - 1060 Potable Water Tanks Quick4 Series Quick4 Plus Series Arc Series EZ Flow Quick5 Series Portfolio covers both residential and non - residential market needs Comprehensive Portfolio of Products for Wastewater Management Solutions

54 Solutions Package New Products Operational Efficiency 11% CAGR Legacy Infiltrator Organic Revenue (1) FY20 to FY26 Comprehensive strategy driving above market growth Leading Salesforce Material Conversion Regulatory Approvals Strong Distribution Strong Organic Growth Driven by Core Businesses 1. FY20 Infiltrator revenue is based on management estimate for twelve months ended March 31, 2020. Infiltrator was acquired by ADS on August 1, 2019. See appendix for reconciliations of Non - GAAP items.

55Market estimates based on U.S. Census Bureau housing completions and existing home sales. Above market growth driven by new product introductions in tanks and chambers, expanding distribution, and innovation in advanced treatment FY20 FY21 FY22 FY23 FY24 FY25 FY26 Wastewater Revenue vs. Market Wastewater Revenue Market Wastewater: 118% Growth Market: (4)% Growth Infiltrator is the preferred partner to distribution and contractors due to reliability, regulatory approvals and in - field service Infiltrator products have 10% - 15% lower total installed cost than traditional materials Innovation, new approvals, and expanded distribution provide a clear runway for continued growth Wastewater Conversion Strategy Driving Above Market Growth

Advanced Treatment Market is a Significant Growth Opportunity

Advanced treatment systems represent a ~$1 billion market opportunity

Higher-level effluent treatment prior to dispersal

Market is growing due to overall desire to protect water

Regulatory shift to protect surface water and groundwater in water sensitive areas (i.e., coastline, seaboard, inland lakes, watersheds)

Regulations vary depending on state, creating variability in solutions

With Orenco acquisition, Infiltrator is one of the largest players in a highly fragmented market

Complementary to traditional conventional system in residential applications

Advanced Treatment Sales



$32M
49% CAGR
$156M
FY22
FY26

Sales by Product Category



Advanced Treatment 6%
Collection 16%
FY22
Dispersal 78%
Advanced Treatment 24%
Collection 19%
FY26
Dispersal 57%

38.9% Adjusted EBITDA Margin

43.6% Adjusted EBITDA Margin

Growth driven in both residential and non-residential advanced treatment

ADS
56

57 Accelerating Growth Value Creation Integration Milestones • Expands exposure to fast - growing and fragmented advanced treatment market • Complementary fit within Infiltrator product portfolio • Deepens relevance in non - residential end markets • Expands distribution footprint and non - residential market presence • Expands sales and engineering capabilities • Cross selling opportunities for tank products and control panels • Integrated non - residential sales force and engineering services • Controls business introduced to Infiltrator Advanced Treatment products • Leveraged supply based for productivity in procurement activities Goal to Achieve 1,000bps of Synergies Ahead of Plan Orenco Acquisition Accelerates Leadership in Advanced Treatment Market

58 Engineered • Local engineer provides wastewater capacity and quality needs • Turnkey or custom solution is designed to meet requirements based on local needs Installed • Work with bidding contractor and distributor to meet customer needs Resource, designed and produced custom non - residential systems Engineering Firms Infiltrator Contractor Designed & Manufactured Engineered Systems Opportunity

59 Decentralized Wastewater Systems Enable Communities to Thrive

Differentiated Growth Through Expanding and Selling the Package

New + Improved Products



CM-1060



Quick5



Guardian



IM-300



ECOPOD Edge



ProSTEP



IM-1250



AeroFin



Combined Treatment Dispersal

~$130M

FY26 Revenue

← **24%** Vitality

Acquired Products + Partnerships



AX20



AX-Max



Omni-Max



Controls



Low Head Pump & General Onsite

~$100M

FY26 Revenue

Notes:
New + improved products includes products introduced or redesigned since Fiscal Year 2020.
Vitality is calculated as the revenue from New + Improved Products as a percentage of legacy Infiltrator revenue from external customers. Legacy Infiltrator revenue excludes Orenco revenue.

60

61 98% Recycled Material Residential Chambers & TanksInfiltrator consumes ~160M pounds of recycled polypropylene annually Significant cost advantage as cost of recycled material is less volatile than virgin material Established strategic partnerships to secure supply in post industrial market Increased vertical integration and supply through acquisition of Jet Polymer Recycling Differentiation Contributes to cost advantage and supply chain resiliency

62 $175M invested since 2020 Targeted investments in tooling, equipment, automation, and facility expansion to support long - term market demand and improve operational flexibility. Investments made to increase capacity, creating meaningful embedded growth capacity and operating leverage. Developed and operate the industry’s largest molding presses to create the industry’s broadest product offerings. Capacity Investments Support Growth

63 ADVANCED AUTOMATION DRIVING OPERATIONAL EXCELLENCE

64 FY22 vs. FY26 Safety Improvement Labor Cost Capacity Targeted investments in automation are improving safety, productivity, and scalability across our operations Automation Investments 57%- 16% +21%

Key Wastewater Themes

Pure-Play Water Exposure

- Industry leader in onsite wastewater
- Comprehensive portfolio covering the full wastewater lifecycle
- Strong secular tailwinds from aging homes, overburdened infrastructure
- Strong regulatory tailwinds driving advanced treatment solutions
- Largest player in highly-fragmented advanced treatment market

Strong Secular Tailwinds

Differentiated Growth Strategy

- Strong innovation platform driving new product growth
- Continued conversion from traditional materials driving above market growth
- Growth through acquisitions
- Distribution network providing end-to-end solutions for onsite wastewater
- Engineered systems opportunity

Above Market Growth

Resilient Platform

- Industry leading manufacturing capabilities
- Developed industry's largest molding presses
- Vertically integrated recycling operations significantly reduces cost
- Automation driving efficiency at scale

Industry Leading Profitability

ADS

65

66 Break

67 Mike Higgins VP, Corporate Strategy & Investor Relations Craig Taylor President, Infiltrator Bret Martz EVP, Sales Pat Coyle EVP, Supply Chain Innovation & the Future of Water Management Solutions

68 Fiscal ’30 Vision Scott Cottrill EVP, CFO

69 Completed another year of outperformance in Fiscal 2026 Robust outlook for medium and long - term Resilient platform driving outstanding profitability Strong cash generation a differentiator in capital deployment Beat expectations on revenue and profitability Differentiated growth strategy driving above market results Demonstrated ability to preserve margins through the cycle M&A as an accelerator Key Takeaways A unique and compelling water investment opportunity

Unique and Compelling Water Investment Opportunity

FY26 Highlights

$3.05B
Net Sales, +5% YoY

$963M
Adj EBITDA, +8% YoY

31.6%
EBITDA Margin

$819M
Cash Flow from Operations

43.6%
Wastewater Adj. EBITDA Margin

28.9%
Stormwater Adj. EBITDA Margin

Sales by end market



Non-Residential Construction
46%
Residential Construction
37%
Infrastructure Construction
6%
International
6%
Agriculture
5%

Sales by segment



Wastewater
22%
Stormwater
78%

Diversified and scaled leader in water management

See appendix for reconciliations of Non-GAAP items.

70

71 Liquidity $950M Weighted Average Maturities 6.3 years Leverage 1.6x Weighted Average Cost of Debt 5.65% Highly flexible capital structure and significant liquidity Significant capacity to support disciplined capital allocation Investment grade spreads with high yield flexibility Debt is 65% fixed, 35% floating No significant maturities until Fiscal 2031 Best - in- class cash flow generation Robust and Flexible Balance Sheet Enables Capital Deployment FY26 Highlights

72 $210 $676 $963 FY18 FY22 FY26 $137 $275 $819 FY18 FY22 FY26 Conversion from Adj. EBITDA 41% 85% Cash From Operations 65% Adj. EBITDA $1,330 $2,769 $3,050 FY18 FY22 FY26 Revenue Adj. EBITDA Margin 24% 32%16% Converting sales growth into improved profitability and cash generation Strong Results that Enable Future Growth See appendix for reconciliations of Non - GAAP items.

73 $210 $676 $963 >$1.2B FY18 FY22 FY26 FY30 $137 $275 $819 >$900M FY18 FY22 FY26 FY30 Cash From OperationsAdj. EBITDA $1,330 $2,769 $3,050 >$4B FY18 FY22 FY26 FY30 Revenue >8% Organic Growth >30% Adj. EBTIDA Margin >70%+ of Adj. EBITDA Fiscal Year 2030 Vision See appendix for reconciliations of Non - GAAP items.

74 Source: FactSet market data as of 6/10/2026. Total Shareholder Return includes share price appreciation plus dividends. Water Peers: MWA, BMI, FELE, PNR, ZWS, WTS, XYL Building Products Peers: ALLE, AOS, CSL, FBIN, OC, LII, SSD 3- Year Total Shareholder Return vs. Water Peers Return from June 9, 2023 to June 9 , 2026 10- Year Total Shareholder Return vs. Water Peers* Return from June 9, 2016 to June 9 , 2026 Resilient Platform Delivering Shareholder Returns 30.3% 22.6% 20.0% ADS Water Peers Average Building Products Peers Average 458.2% 224.0% 124.8% ADS Water Peers Average Building Products Peers Average

75 Driving future growth and returns to shareholders ~$2B in Capital Allocated FY19 – FY22 FY19 - FY22 >$3B in Capital Allocated FY23 – FY26 FY23 - FY26 M&A 40% Capital Expenditures 25% Share Repurchases 29% Dividends 6% Growth 65% M&A 58% Capital Expenditures 17% Share Repurchases 15% Dividends 10% Growth 75% Disciplined Approach to Capital Allocation

76 UsesSources Operating Cash Flow Leverage Capacity $5B Available to deploy Allocable Capital Acquisitions and Share Repurchases 2x Leverage Target Committed 1 1. Committed includes cash required for capital expenditures, dividends and capital leases. 2. As of March 31, 2026 Capital Expenditures • Innovation & new products • Productivity & capacity • Safety • Allied + Infiltrator Strategic Acquisitions • Relatedness • Attractiveness • Complementary Share Buybacks • $1B remaining under current authorization (2) Deployment Priorities $5B of firepower available to deploy to high - return opportunities Significant Opportunity to Deploy Capital

77 Multiple levers to create value - enabled by disciplined c apital allocation Reinvest in organic business to drive profitable growth Best in Class Profitability >30% Adj. EBITDA Margin Above Market Growth >8% Organic Growth Strong Operating Cash Flow Generation >70% of Adj. EBITDA $5B Available for M&A & Share Buyback ADS Value Creation Framework

78 Disciplined framework to ensure strategic fit with clear objectives • Established criteria • Dedicated resources • Active funnel • Proactive relationship building Relatedness Attractiveness • Close to core water markets • Customer sharing • Material and procurement synergies • Stacking within product categories • Strong secular growth drivers • Size of market • Favorable competitive dynamics • Attractive margin and return profiles Scaled and Disciplined Approach to Future Acquisitions We deploy capital with precision and scale, targeting opportunities that drive sustained, high - return growth

Scaled and Disciplined Approach to Future Acquisitions

Deploying **~40% or $2B** of available capital to acquisitions amplifies growth



>10% CAGR
>8% CAGR
+LSD to +MSD
+MSD
+LSD
$3.05B
+LSD to +MSD
FY26
Market Growth
Conversion
High Growth Products
FY30
M&A
Potential

Deploying capital to acquisitions reinforces growth opportunity

Notes:
Assumes acquisitions resulting in a 12x Adj. EBITDA multiple with ~25% EBITDA margins.

79

80 A Unique and Compelling Investment Opportunity Scott Barbour President & CEO

81 Multiple levers to create value - enabled by disciplined capital allocation Reinvest in organic business to drive profitable growth Best in Class Profitability >30% Adj. EBITDA Margin Above Market Growth >8% Organic Growth Strong Operating Cash Flow Generation >70% of Adj. EBITDA $5B Available for M&A and Share Buybacks ADS Value Creation Framework

82 Q&A

85 Appendix

86 Reconciliations

87 Reconciliations

88 Reconciliations 1. Other acquisitions includes Cultec, River Valley Pipe and Jet Polymer.